                                                                  Exhibit 10(17)

                            CERTIFICATE OF FORMATION
                                       OF
                         STRATOSPHERE LITIGATION, L.L.C.


     The undersigned, an authorized natural person, for the purpose of forming a limited liability company under the provisions and subject to the requirements of the State of Delaware (particularly Chapter 18, Title 6 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified, and referred to as the "Delaware Limited Liability Company Act"), hereby certifies that:

     FIRST: The name of the limited liability company (hereinafter called the "limited liability company") is Stratosphere Litigation, L.L.C.

     SECOND: The address of the registered office and the name and the address of the registered agent for service of process of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are The Corporation Trust Company, 1209 Orange Street, Wilmington, County of Newcastle, Delaware 19801.

Executed on October   , 1998.





                                        ____________________________________
                                        Thomas A. Lettero, Authorized Person

STATE OF NEVADA               )
                              )        ss.
COUNTY OF CLARK               )

     This instrument was acknowledged before me on October   , 1998 by Thomas A.
Lettero on behalf of Stratosphere Litigation, L.L.C.



                                        ____________________________________
                                        Notary Public